UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21432

REAVES UTILITY INCOME FUND

(Exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler

Reaves Utility Income Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     October 31

Date of reporting period:  November 1, 2012 - April 30, 2013

Item 1.	Reports to Stockholders.

SECTION 19(B) DISCLOSURE

April 30, 2013

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.13125 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Reaves Utility Income Fund website www.utilityincomefund.com.

Semi-Annual Report | April 30, 2013	1

Reaves Utility Income Fund	Shareholder Letter
April 30, 2013 (Unaudited)

Dear Shareholders:

We are happy to report that the Reaves Utility Income Fund’s (the “Fund”) total net assets increased during the six months ended April 30, 2013 to $840,740,022 from $744,401,092, at the beginning of the fiscal year. The change in net asset value includes the monthly distributions paid on the common shares totaling $0.7875 during the period.

The market price of the Fund’s common shares increased from $25.29 at October 31, 2012 to $27.87 at the close of April 30, 2013. The April 30th closing market price reflected a 3.8% discount to the net asset value.

Monthly dividends over the period were paid out at a rate of $0.13125 per share or $1.575 annually.

At April 30th the Fund’s annualized distribution rate was 5.8% based on the closing market price of $27.87. The Fund’s unrealized capital appreciation continues to provide flexibility to the Trustees when considering the Fund’s distribution policy.

Leverage

The Fund’s percentage of leverage has declined as the value of the portfolio has appreciated. Currently leverage is approximately 26.7% of Fund assets; the Fund’s permitted debt ratio is 33% of assets.

Commentary

The potential increase in U.S. federal tax rates at the expiration of the Bush tax cuts dominated investor concerns in November and December 2012. Portfolio returns were negative for both months. Early in January 2013 Congress established the taxation rates for dividends and capital gains. On January 18th the Standard & Poor’s Utilities Index1 closed above its 10 and 50-day moving averages and “never looked back” until it peaked on April 30, 2013.

The tax bill retained preferential treatment of qualified dividend income, albeit at a higher level; maximum of 20%, up from 15% (not including a 3.8% Medicare levy to net investment income, if applicable). Investor fears that U.S. corporations would significantly alter dividend polices if the differential tax treatment between dividends and capital gains were material proved unfounded. Qualified dividend income continues to be taxed at the same rate as long-term capital gains.

Gradual but steady growth of the U.S. economy, the Federal Reserve’s sustained commitment to quantitative easing2, and improvement in consumer finances due to the ongoing recovery in home prices all combined to encourage investment in high-quality equity income securities. At April 30 the yield on the 10-year U.S. treasury was 1.68%, nearly unchanged from the start of the Fund’s fiscal year. The 13.0% total return of the S&P Utilities Index in the first quarter of 2013 was its best quarterly performance in nearly ten years.

Utilities

Since inception of the Fund in 2004 the S&P Utilities Index has had positive double-digit total returns in 6 out of 9 years. Since January 2004 the yield on the 10-year U.S. Treasury has declined from 4.138% to 1.68% on April 30, 2013. The portfolio’s yield spread over the 10-year U.S. Treasury has risen from approximately 26 basis points3 in 2004 to 250 basis points3 at April 30th. Should interest rates begin to rise the current favorable yield spread, combined with the

2	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
April 30, 2013 (Unaudited)

portfolio’s expected dividend growth, would potentially provide a support for stock prices in a less favorable interest rate climate.

Most of the utility companies in our universe released their fourth-quarter and full-year results. Electric utilities generally exhibited good earnings growth for 2012 and delivered on average about a 4% earnings increase. Many fully-regulated companies grew at a rate above that level, while those companies with significant merchant-power exposure held back the average. The outlook for utility dividend increases in 2013 remains positive, and we look for an experience similar to 2012.

ITC Holdings Corp., a top-10 holding, is engaged solely in the electric transmission operations of its regulated operating subsidiaries. It ranks among the fastest growing and lowest yielding (1.7%) companies in the portfolio. On January 18th, the trial staff of the Federal Energy Regulatory Commission (FERC) filed testimony to a complaint made by a group led by the Massachusetts Attorney General against the owners of electric transmission in New England, alleging that the FERC had allowed unjust and unreasonably high returns. While the staff recommendation for 9.66% return on equity is low, we believe the broad range of rates of return considered reasonable in the deliberations provides FERC the latitude to continue granting double-digit returns on equity for interstate transmission investment.

Telecommunications

Telecom performance, while positive at 10.1%, was hurt by negative returns from CenturyLink, a significant portfolio holding. As part of a capital re-allocation strategy, CenturyLink rather unexpectedly cut its dividend 25.5% in February 2013 in favor of a new $2 billion two-year share repurchase program. This action took us, along with the rest of the investment community, by surprise. Our view is that the Board’s decision resulted from reduced confidence in the sustainability of free cash flow4 over the longer term. A decision of this nature violates one of our fundamental investment criteria; we sold shares during the period removing it from the Fund’s top-10 holdings.

Deutsche Telekom completed the merger of its T-Mobile USA unit with MetroPCS and began selling the iPhone with a marketing strategy that could change the competitive dynamics in the post-paid market. Instead of bundling the cost of the iPhone (or other smartphones) into a two-year contracted service plan, T-Mobile offers customers a lower-priced monthly service plan that does not require a contract, coupled with a small initial payment and a recurring monthly charge expressly for the phone. It is too early to tell if this sales strategy will achieve broad appeal. Competitors and investors are monitoring the results closely.

In a key development affecting the other big pending wireless acquisition, DISH Network Corporation launched its own bid to acquire Sprint, which had agreed last fall to be acquired by Softbank, the second largest wireless carrier in Japan. The competitive dynamics of the industry will be impacted by the new Sprint combination, whichever entity acquires it. The DISH offer brings the potential for significant synergies and substantial spectrum assets. Softbank’s offer promises substantial investment in the Sprint network to boost speeds, strengthening Sprint’s ability to compete on price and service.

Telus – a Canadian incumbent telecom services provider – was added to the portfolio, given Canada’s relatively favorable competitive environment for wireless and wireline services, the

Semi-Annual Report | April 30, 2013	3

Reaves Utility Income Fund	Shareholder Letter
April 30, 2013 (Unaudited)

company’s strong operating track record, and relatively greater exposure to higher Gross Domestic Product (“GDP”) growth in Canada’s western provinces. Telus has a history of shareholder friendly actions. Management recently announced an 11.5% dividend increase for 2013, and extended its commitment to increase the dividend at least 10% annually for three years to 2016. Simultaneously, Telus announced a $2 billion share repurchase program through 2016.

Energy

Companies, including railroads and Master Limited Partnerships, which provide transportation, gathering, processing, and transmission services necessary to develop shale-based oil and natural gas resources are focal points for the Fund’s energy investments. Union Pacific Corporation, a 4.05% (as a percentage of net assets) position at the end of the period, has successfully offset the decline in coal shipments with transport of crude oil, chemicals, materials and liquids to and from oil shale regions. Natural gas should continue to be the advantaged fuel for the generation of electricity. The globally competitive price advantage of U.S. sourced natural gas is stimulating additional industrial investment by manufacturers that consume natural gas. As a consequence, demand for incremental amounts of natural gas infrastructure will increase. Williams Companies and Enterprise Products Partners LP are among the Fund’s top-fifteen holdings.

Outlook

We expect U.S. GDP growth to be positive but below trend (sub 3%). The Federal Reserve will, in our view, remain accommodative on interest rates well into 2014, contributing to a favorable investment climate for the Fund’s portfolio. The dividend yields from the sectors where the Fund invests continue to exceed returns available from most sectors of the fixed income markets. The Fund’s portfolio has further upside potential because the majority of holdings have a long history of annual dividend increases coupled with moderate but relatively predictable earnings growth. In addition, high quality equity income securities, which comprise the overwhelming majority of Fund investments, have the potential to be a recipient of continuing individual and institutional investors’ investment. In a “yield starved” world, utilities, telecomm companies, Master Limited Partnerships and selected energy equities may fulfill institutional and individual investors’ need for predictable, high-quality and rising income.

We appreciate the opportunity to serve the Fund and its shareholders.

Sincerely,

Ron Sorenson

CEO and Chief Investment Officer of W. H. Reaves & Company

You cannot invest directly in an index.

[1]

The S&P 500® Utilities Index comprises those companies included in the S&P 500 that are classified as members of the GICS® utilities sector. The S&P 500® is widely regarded as the best single gauge of large cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

[2]	A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the

4	1-800-644-5571

Reaves Utility Income Fund	Shareholder Letter
April 30, 2013 (Unaudited)

money supply by flooding financial institutions with capital, in an effort to promote increased lending and liquidity.
[3]

A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

[4]

A measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

Semi-Annual Report | April 30, 2013	5

Reaves Utility Income Fund	Statement of Investments
April 30, 2013 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 127.13%
Communications Equipment 1.10%
QUALCOMM, Inc.	150,000	$9,243,000

Diversified Telecommunication Services 27.65%
AT&T, Inc.(1)(2)	1,916,900	71,807,074
BCE, Inc.(1)(2)	1,065,000	49,905,900
CenturyLink, Inc.	374,000	14,051,180
Deutsche Telekom AG	600,000	7,097,310
Frontier Communications Corp.	2,164,231	9,003,201
Telecom Corp. of New Zealand, Ltd. - ADR	1	11
TELUS Corp.	230,000	8,275,845
Verizon Communications, Inc.(1)(2)	1,060,000	57,144,600
Windstream Corp.	1,780,000	15,165,600

		232,450,721

Electric Utilities 37.66%
Cia Energetica de Minas Gerais - ADR	560,000	7,184,800
Duke Energy Corp.(1)(2)	646,999	48,654,325
Edison International	240,000	12,912,000
Entergy Corp.(1)	560,000	39,888,800
ITC Holdings Corp.(1)(2)	465,000	42,882,300
NextEra Energy, Inc.(1)(2)	465,000	38,143,950
Northeast Utilities(1)	188,400	8,540,172
Pinnacle West Capital Corp.(1)	740,000	45,066,000
PPL Corp.(1)(2)	807,000	26,937,660
Red Electrica Corp. S.A.	100,000	5,319,163
RWE AG	90,263	3,249,363
SSE PLC	200,000	4,837,131
The Southern Co.(1)	685,000	33,037,550

		316,653,214

Energy Equipment & Services 0.50%
National Oilwell Varco, Inc.	65,000	4,239,300

Gas Utilities 4.35%
Just Energy Group, Inc.	180,000	1,207,802
National Fuel Gas Co.	75,000	4,704,000
ONEOK, Inc.(1)	500,000	25,680,000
South Jersey Industries, Inc.	80,000	4,936,000

		36,527,802

6	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2013 (Unaudited)

	SHARES	VALUE
Media 0.74%
Comcast Corp., Class A(1)	150,000	$6,195,000

Multi-Utilities 26.89%
Ameren Corp.	140,000	5,075,000
Dominion Resources, Inc.(1)	230,000	14,186,400
DTE Energy Co.(1)(2)	735,000	53,566,800
Integrys Energy Group, Inc.(1)	447,200	27,529,632
National Grid PLC	150,000	1,909,455
National Grid PLC - ADR(1)	215,000	13,712,700
NiSource, Inc.(1)	1,330,000	40,870,900
OGE Energy Corp.	20,000	1,448,600
PG & E Corp.(1)	565,000	27,368,600
SCANA Corp.(1)	450,000	24,390,000
TECO Energy, Inc.	604,400	11,562,172
Wisconsin Energy Corp.	100,000	4,494,000

		226,114,259

Oil, Gas & Consumable Fuels 7.11%
Enbridge, Inc.	85,000	4,044,766
Occidental Petroleum Corp.	48,000	4,284,480
Penn West Petroleum, Ltd.(1)	910,000	8,399,300
The Williams Cos., Inc.(1)	1,000,000	38,130,000
TransCanada Corp.	50,000	2,475,500
Valero Energy Corp.	60,000	2,419,200

		59,753,246

Real Estate Investment Trusts (REITS) 4.30%
American Tower Corp.(1)	165,000	13,858,350
Annaly Capital Management, Inc.(1)	1,400,000	22,316,000

		36,174,350

Road & Rail 4.05%
Union Pacific Corp.(1)(2)	230,000	34,030,800

Tobacco 2.78%
Altria Group, Inc.(1)(2)	640,000	23,366,400

Water Utilities 4.83%
American Water Works Co., Inc.(1)(2)	790,000	33,085,200
Aqua America, Inc.	160,000	5,076,800
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	171,000	2,445,300

		40,607,300

Semi-Annual Report | April 30, 2013	7

Reaves Utility Income Fund	Statement of Investments
April 30, 2013 (Unaudited)

	SHARES	VALUE
Wireless Telecommunication Services 5.17%
Telefonica Brasil S.A. - ADR(1)	618,000	$16,426,440
Vodafone Group PLC - ADR(1)	885,000	27,072,150

		43,498,590

TOTAL COMMON STOCKS (Cost $836,054,600)		1,068,853,982

PREFERRED STOCKS 0.48%
Electric Utilities 0.22%
Entergy Louisiana Holdings LLC, 6.950%	7,900	799,382
Entergy Mississippi, Inc.,
6.250%	10,000	250,625
4.560%	3,520	335,060
Entergy New Orleans, Inc., 4.360%	4,500	440,156

		1,825,223

Independent Power Producers & Energy Traders 0.01%
Constellation Energy Group, Inc., Series A, 8.625%	5,000	127,250

Multi-Utilities 0.12%
Ameren Illinois Co., 4.250%	10,300	980,431

Oil, Gas & Consumable Fuels 0.13%
Anglo Dutch Oil Well(3)(4)	1,000	1,135,000

TOTAL PREFERRED STOCKS (Cost $3,238,039)		4,067,904

LIMITED PARTNERSHIPS 5.41%
Enbridge Energy Partners LP	250,000	7,450,000
Enterprise Products Partners LP	475,000	28,808,750
MarkWest Energy Partners LP	60,000	3,792,000
Williams Partners LP	100,000	5,465,000

TOTAL LIMITED PARTNERSHIPS (Cost $31,456,773)		45,515,750

8	1-800-644-5571

Reaves Utility Income Fund	Statement of Investments
April 30, 2013 (Unaudited)

	BOND RATING MOODY/S&P	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS 0.41%
Diversified Telecommunication Services 0.41%
Frontier Communications Corp.
7.125%, 01/15/2023	Ba2/BB-	$1,000,000	$1,038,750
8.250%, 04/15/2017	Ba2/BB-	2,000,000	2,367,500

TOTAL CORPORATE BONDS (Cost $3,101,072)			3,406,250

		SHARES	VALUE
MUTUAL FUNDS 0.53%
Loomis Sayles Institutional High Income Fund		548,386	4,441,926

TOTAL MUTUAL FUNDS (Cost $4,000,000)			4,441,926

MONEY MARKET FUNDS 0.13%
Goldman Sachs Financial Square Treasury Instruments Fund, 0.001% (7-Day Yield)		1,091,029	1,091,029

TOTAL MONEY MARKET FUNDS (Cost $1,091,029)			1,091,029

TOTAL INVESTMENTS - 134.09% (Cost $878,941,513)			$1,127,376,841

LEVERAGE FACILITY - (34.49%)			(290,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.40%			3,363,181
NET ASSETS - 100.00%			$840,740,022

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of April 30, 2013. (See Note 4)
(2)	Loaned security; a portion or all of the security is on loan at April 30, 2013. (See Note 4)
(3)	Restricted security. (See Note 5)
(4)

Security fair valued by management, pursuant to procedures approved by the Board of Trustees. (See Note 1) The Fund has engaged in a private purchase of preferred shares in an oil and gas well, operated by Anglo Dutch Corporation, a private company. The preferred shares have an expected life of 24 months, which would result in an effective maturity date of 11/30/2013.

Semi-Annual Report | April 30, 2013	9

Reaves Utility Income Fund	Statement of Investments
April 30, 2013 (Unaudited)

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

S.A. - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

   See Notes to Financial Statements.

10	1-800-644-5571

Reaves Utility Income Fund	Statement of Assets and Liabilities
April 30, 2013 (Unaudited)

ASSETS:
Investments, at value (Cost $878,941,513)	$1,127,376,841
Cash	590,872
Foreign currency, at value (Cost $10,648)	10,631
Dividends receivable	3,254,059
Interest receivable	409,110
Receivable for investments sold	2,132,307
Prepaid and other assets	14,532
Total Assets	1,133,788,352

LIABILITIES:
Loan payable	290,000,000
Interest payable on loan outstanding	20,915
Payable for investments purchased	2,136,540
Accrued investment advisory fees	524,073
Accrued administration fees	241,529
Accrued trustees fees	30,813
Accrued chief compliance officer fees	3,303
Accrued expenses for rights offering costs (see Note 3)	66,518
Other payables and accrued expenses	24,639
Total Liabilities	293,048,330
Net Assets Applicable to Common Shareholders	$840,740,022

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$581,965,056
Overdistributed net investment income	(8,291,434)
Accumulated net realized gain on investments and foreign currency transactions	18,630,306
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	248,436,094
Net Assets Applicable to Common Shareholders	$840,740,022

Shares of common stock outstanding of no par value, unlimited shares authorized	29,014,294
Net asset value per common share	$28.98

   See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	11

Reaves Utility Income Fund	Statement of Operations
For the Six Months Ended April 30, 2013 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $356,076)	$24,274,821
Interest on investment securities	509,257
Securities lending income	78,428
Total Investment Income	24,862,506

EXPENSES:
Interest on loan	1,902,658
Investment advisory fees	2,970,182
Administration fees	1,368,867
Chief compliance officer fees	19,553
Trustees fees	64,290
Miscellaneous fees	24,639
Total Expenses	6,350,189

Net Investment Income	18,512,317

Net realized gain/(loss) on:
Investment securities	7,012,056
Foreign currency transactions	(19,285)
Change in unrealized appreciation of:
Investment securities	93,681,645
Translation of assets and liabilities denominated in foreign currencies	953
Net gain on investments and foreign currency transactions	100,675,369

Net Increase in Net Assets Attributable to Common Shares from Operations	$119,187,686

   See Notes to Financial Statements.

12	1-800-644-5571

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012

COMMON SHAREHOLDER OPERATIONS:
Net investment income	$18,512,317	$29,664,059
Net realized gain on investment securities and foreign currency transactions	6,992,771	7,610,408
Change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	93,682,598	60,271,923
Net increase in net assets attributable to common shares from operations	119,187,686	97,546,390

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(22,848,756)	(33,829,577)
From net realized gains	–	(10,822,586)
Net decrease in net assets from distributions to common shareholders	(22,848,756)	(44,652,163)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	–	143,328,285
Net asset value of common shares issued to shareholders from reinvestment of dividends	–	3,155,755
Net increase from capital share transactions	–	146,484,040

Net Increase in Net Assets Attributable to Common Shares	96,338,930	199,378,267

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	$744,401,092	$545,022,825
End of period*	$840,740,022	$744,401,092

*Including overdistributed net investment income of:	$(8,291,434)	$(3,954,995)

   See Notes to Financial Statements.

Semi-Annual Report | April 30, 2013	13

Reaves Utility Income Fund	Statement of Cash Flows
For the Six Months Ended April 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$119,187,686
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investment securities	(135,334,621)
Proceeds from disposition of investment securities	144,079,020
Net purchases of short-term investment securities	(1,091,029)
Net realized gain on investment securities	(7,012,056)
Change in unrealized appreciation of investments and translation of assets and liabilities denominated in foreign currencies	(93,682,598)
Premium amortization	748,779
Decrease in dividends receivable	218,175
Increase in interest receivable	(195,714)
Increase in prepaid and other assets	(14,532)
Decrease in interest on loan payable	(223)
Increase in accrued investment advisory fees	20,537
Increase in accrued administration fees	9,465
Increase in accrued trustees fees	6,442
Increase in accrued chief compliance officer fees	53
Decrease in accrued expenses for rights offering cost	(43,164)
Increase in other payables	24,639
Net Cash Provided Operating Activities	26,920,859

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid on Common Shares	(22,848,756)
Bank overdrafts	(3,487,384)
Net Cash Used in Financing Activities	(26,336,140)

Effect of exchange rates on cash	955
Net increase in cash	585,674

Cash and foreign currency, beginning of year	$15,829
Cash and foreign currency, end of year	$601,503

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,902,881

   See Notes to Financial Statements.

14	1-800-644-5571

INTENTIONALLY LEFT BLANK

Reaves Utility Income Fund

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value per share, beginning of period
INCOME/LOSS FROM INVESTMENT OPERATIONS:
Net investment income
Net realized and unrealized gain/(loss) on investments and foreign currency
Distributions to preferred shareholders:
From net investment income
From net realized gains
Total income/(loss) from investment operations

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income
From net realized gains
Total distributions to common shareholders
Change due to rights offering(3)
Total distributions and rights offering

Net asset value per common share, end of period

Market price per common share, end of period

Total Investment Return - Net Asset Value(4)
Total Investment Return - Market Price(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000s)
Ratio of expenses excluding interest expense to average net assets attributable to common shares(5)
Ratio of expenses to average net assets attributable to common shares(5)
Ratio of net investment income to average net assets attributable to common shares(5)
Ratio of expenses to average managed assets(7)
Portfolio turnover rate

PREFERRED SHARES
Liquidation value, end of period, including dividends on preferred shares (000s)
Total shares outstanding (000s)
Asset coverage per share(10)
Liquidation preference per share
Average market value per share

BORROWINGS AT END OF PERIOD
Aggregate amount outstanding (000s)
Asset coverage per $1,000 (000s)

Footnotes to the Financial Highlights are listed on page 18.

16	1-800-644-5571

Financial Highlights

For the Six Months Ended 4/30/13 (Unaudited)	For the Year Ended 10/31/12	For the Year Ended 10/31/11	For the Year Ended 10/31/10	For the Year Ended 10/31/09	For the Year Ended 10/31/08
$25.66	$23.70	$21.75	$15.82	$16.14	$30.32

0.64(1)	1.21(1)	1.40(1)	1.56(1)	1.44	1.35
3.47	3.02	2.02	5.98	(0.09)	(12.98)

–	–	(0.02)	(0.16)	(0.16)	(0.47)
–	–	(0.00)(2)	–	(0.03)	–
4.11	4.23	3.40	7.38	1.16	(12.10)

(0.79)	(1.37)	(1.45)	(1.45)	(1.31)	(1.37)
–	(0.47)	–	–	(0.17)	(0.71)
(0.79)	(1.84)	(1.45)	(1.45)	(1.48)	(2.08)
–	(0.43)	–	–	–	–
(0.79)	(2.27)	(1.45)	(1.45)	(1.48)	(2.08)

$28.98	$25.66	$23.70	$21.75	$15.82	$16.14

$27.87	$25.29	$25.05	$22.19	$15.31	$13.98

16.47%	16.57%	15.99%	48.33%	9.92%	(41.56)%
13.65%	8.70%	20.15%	56.37%	22.81%	(41.55)%

$840,740	$744,401	$545,023	$497,917	$359,176	$366,081
1.20%(6)	1.19%	1.27%	N/A	N/A	N/A
1.72%(6)	1.83%	1.93%	1.51%	1.77%	1.33%
5.01%(6)	4.91%	6.08%	8.33%	11.47%	5.94%
N/A	N/A	N/A	0.97%	1.01%	0.94%
13%(8)	27%	34%	53%	86%	32%

N/A	N/A	$– (9)	$240,104	$240,095	$240,267
N/A	N/A	$– (9)	9.6	9.6	9.6
N/A	N/A	$– (9)	$76,877	$62,424	$63,161
N/A	N/A	$– (9)	$25,000	$25,000	$25,000
N/A	N/A	$– (9)	$25,000	$25,000	$25,000

$290,000	$290,000	$185,000	N/A	N/A	N/A
$3,899	$3,567	$3,946	N/A	N/A	N/A

Semi-Annual Report | April 30, 2013	17

Reaves Utility Income Fund	Financial Highlights (continued)

(1)	Calculated using average common shares outstanding.
(2)	Less than $(0.005) per share.
(3)	Effect of rights offerings for common shares at a price below market price (See Note 3).
(4)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return excludes any sales charges. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)	Ratios do not reflect dividend payments to preferred shareholders.
(6)	Annualized.
(7)	Average managed assets represenpt net assets applicable to common shares plus liquidation value of preferred shares.
(8)	Not Annualized.
(9)	All series of preferred shares issued by the Fund were fully redeemed, at par value, in December 2010.
(10)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

See Notes to Financial Statements.

18	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the New York Stock Exchange (“Exchange”) and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time).

For equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and asked price will be used. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values. Securities for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market

Semi-Annual Report | April 30, 2013	19

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of April 30, 2013:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,068,853,982	$–	$–	$1,068,853,982
Preferred Stocks	–	1,825,223	–	1,825,223
Electric Utilities
Independent Power Producers & Energy Traders	127,250	–	–	127,250
Multi-Utilities	–	980,431	–	980,431
Oil, Gas & Consumable Fuels	–	–	1,135,000	1,135,000
Bank Loans	–	–	–	–
Limited Partnerships	45,515,750	–	–	45,515,750
Corporate Bonds	–	3,406,250	–	3,406,250
Mutual Funds	4,441,926	–	–	4,441,926
Money Market Funds	1,091,029	–	–	1,091,029
Total	$1,120,029,937	$6,211,904	$1,135,000	$1,127,376,841

*See Statement of Investments for industry classifications.

20	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

During the the six months ended April 30, 2013, there were no transfers between Level 1 and 2 securities. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities at Value*	Balance as of 10/31/2012	Accrued discount/ premium	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Transfer in and/or (out) of Level 3	Balance as of 4/30/2013	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments still held at 4/30/ 2013
Preferred Stock	$1,846,000	$(741,556)	$–	$30,556	$–	$–	$1,135,000	$30,556
TOTAL	$1,846,000	$(741,556)	$–	$30,556	$–	$–	$1,135,000	$30,556

*See Statement of Investments for industry classifications.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable. Although the Fund held them during the period, as of April 30, 2013, the Fund had no outstanding forward foreign currency contracts.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. Therefore, no federal income tax provision is required.

Semi-Annual Report | April 30, 2013	21

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intend to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Distributions paid from:
Ordinary Income	$40,397,313	$33,628,476
Long-Term Capital Gain	4,254,850	9,683
Total	$44,652,163	$33,638,159

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ –
Accumulated Capital Gain	1,865,474
Unrealized Appreciation	164,700,928
Other Cumulative Effect of Timing Differences	(4,130,366)
Total	$ 162,436,036

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting GAAP. Accordingly, for the year ended October 31, 2012, certain differences were reclassified. The Fund increased accumulated net investment income by $2,685,437, decreased accumulated net realized

22	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

gain by $(2,672,003) and decreased paid in capital by $(13,434). The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain holdings.

As of April 30, 2013, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$286,367,668
Gross unrealized depreciation (excess of tax cost over value)	(27,064,411)
Net unrealized appreciation	$259,303,257

Cost of investments for income tax purposes	$868,073,584

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. In a rights offering which expired August 8, 2012 (“Expiration Date”), shareholders exercised rights to purchase 5,892,187 shares at $24.41 per share for proceeds, net of expenses, of $143,828,285. The subscription price of $24.41 per share was established on the Expiration Date, which represented 95% of the reported market price per share, based on the average of the last reported sales price of a common share on the Exchange for the five trading days preceding the Expiration Date. Total offering costs, which were borne by the Fund, were estimated at $500,000.

Transactions in common shares were as follows:

	For the Six Months Ended April 30, 2013	For the Year Ended October 31, 2012
Common Stock outstanding - beginning of period	29,014,294	22,993,367
Common Stock issued from rights offering	–	5,892,187
Common Stock issued as reinvestment of dividends	–	128,740
Common Stock outstanding - end of period	29,014,294	29,014,294

Preferred Shares: In December 2010, as approved by the Board of Trustees, all Auction Market Preferred Shares (“Preferred Shares” or “AMPS”) were redeemed at their liquidation value of $25,000 per share, plus accrued dividends. The aggregate amount of the 9,600 Preferred Shares redeemed was $240,000,000, plus accrued dividends. Financing for the redemption of the AMPS was obtained through a Committed Facility Agreement-See Note 4. Previously, the Fund had been authorized to issue an unlimited number of no par value Preferred Shares. The Fund had issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a liquidation value of $25,000 per share plus accrued dividends. Dividends on the Preferred Shares were cumulative and were paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, were paid annually.

4. BORROWINGS

As a result of the redemption of the Preferred Shares, the Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to $240,000,000 (“Initial Maximum

Semi-Annual Report | April 30, 2013	23

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

Commitment”) and a Lending Agreement, as defined below. The Fund paid an arrangement fee of 0.25% (the “Arrangement Fee”) on the Initial Maximum Commitment. Borrowings under the Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Under the terms of the Agreement, BNP was permitted, with 180 days advance notice (the “Notice Period”), to reduce or call the entire Initial Maximum Commitment. Interest on the borrowing is charged at the one month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on any undrawn balance.

The Agreement was amended on September 14, 2012 (the “Amendment”) to (i) increase the Initial Maximum Commitment to $290,000,000 (the “Current Maximum Commitment”), (ii) expand the Notice Period to 270 days and (iii) waived the Arrangement Fee on the increased borrowing made available under the Current Maximum Commitment.

For the six months ended April 30, 2013, the average amount borrowed under the Agreement and the average interest rate for the amount borrowed were $290,000,000 and 1.30%, respectively. As of April 30, 2013, the amount of such outstanding borrowings is $290,000,000. The interest rate applicable to the borrowings on April 30, 2013 was 1.30%. As of April 30, 2013, the amount of pledged collateral was $674,688,730.

The Lending Agreement is a separate side-agreement between the Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the Agreement. The Lending Agreement is intended to permit the Fund to reduce the cost of its borrowings under the Agreement. BNP has the ability to reregister the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to the Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities. The Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Securities lending income on the Statement of Operations.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%)

24	1-800-644-5571

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

of the then-current fair market value of such Lent Securities against the Current Borrowings. As of April 30, 2013, the value of securities on loan was $279,903,456.

The Board of Trustees has approved the Agreement, as amended, and the Lending Agreement. No violations of the Agreement or the Lending Agreement occurred during the six months ended April 30, 2013.

The interest incurred on borrowed amounts is recorded as Interest on loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the Preferred Shares were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., has caused the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase for the six months ended April 30, 2013 and the periods ended October 31, 2012 and October 31, 2011. This change in presentation is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the Preferred Shares, now redeemed).

5. RESTRICTED SECURITIES

As of April 30, 2013, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of April 30, 2013 were as follows:

Description	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Anglo Dutch Oil Well Preferred Stock	11/30/2013	11/30/2011	$877,757	$1,135,000	0.13%
TOTAL			$877,757	$1,135,000	0.13%

6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the six months ended April 30, 2013, aggregated $137,471,162 and $142,971,060, respectively.

7. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to

Semi-Annual Report | April 30, 2013	25

Reaves Utility Income Fund	Notes to Financial Statements
April 30, 2013 (Unaudited)

the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, administration fees, trustees’ fees, chief compliance officer fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, costs of borrowings, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs related to issuance of common stock, and extraordinary expenses.

Pursuant to the Chief Compliance Officer Services Agreement, approved by the Board of Trustees, the Fund has agreed to pay its Chief Compliance Officer an annual fee payable in monthly installments.

Both W.H. Reaves and ALPS are considered affiliates of the Fund as defined under the 1940 Act.

8. OTHER

Each Independent Trustee receives an annual retainer of $14,000, plus $2,000 for each meeting attended. The Chairman of the Audit Committee receives an additional $500 per meeting attended.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Related Disclosures about Offsetting Assets and Liabilities”. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact ASU 2011-11 may have on the financial statement disclosures.

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

26	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2013 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services, LLC (the “Plan Administrator” or “Computershare”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by Computershare as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting Computershare, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE Mkt or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net

Semi-Annual Report | April 30, 2013	27

Reaves Utility Income Fund	Additional Information
April 30, 2013 (Unaudited)

asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, P.O. Box 358035, Pittsburgh, PA 15252-8035.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On March 5, 2013, the Board of Trustees of the Fund, including all non-interested trustees, met (the “Meeting”) in person to, among other things, review and consider the renewal of the Investment Advisory and Management Agreement (the “Advisory Agreement”) between the Fund and W.H. Reaves & Co., Inc. (the “Adviser” or “W.H. Reaves”). Prior to beginning their review, counsel to the Fund, who also serves as counsel to the independent Trustees, discussed with the Trustees their fiduciary responsibilities with respect to the renewal of the Advisory Agreement. Fund Counsel further informed the Trustees that, when considering whether to re-approve the

28	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2013 (Unaudited)

Advisory Agreement between the Fund and W.H. Reaves, the Trustees should give consideration to:

•	the nature, extent and quality of services, including the investment performance of the Fund;

•	the financial stability and profitability of the Adviser;

•	the fall-out benefits to be received by the Adviser or its affiliates;

•	economies of scale to be achieved, if any;

•	the role played by the non-interested trustees; and

•	comparative fees and expense ratios.

Fund Counsel further noted that this selection of factors for consideration by the Trustees is not all-encompassing; no single factor should be determinative, and the aforementioned factors should be considered as a guide to assist in evaluating the Advisory Agreement. Fund Counsel concluded his remarks by noting that each Trustee has the right, and the responsibility, to consider all permissible factors that each Trustee may deem relevant.

Mr. Sorenson, as Chief Investment Officer of W.H. Reaves and portfolio manager of the Fund, began the Adviser’s presentation by reviewing with the Trustees the key terms of the Advisory Agreement, and the services provided. These services include, but are not limited to, the asset class allocation, stock selection, and realization of gains and losses associated with the Fund’s holdings in support of the Fund’s investment objective. Next, he explained the decision-making processes utilized by the Adviser when selecting investments and the Adviser’s methods used to comply with the Fund’s investment policies. Mr. Sorenson then reviewed the Adviser’s staffing, noting personnel changes since the last report.

Mr. Sorenson then reviewed with the Trustees the Adviser’s 2011 and 2012 profitability analysis to assist the Trustees in determining the Adviser’s current financial condition, stability, and overall profitability.

Mr. Sorenson next discussed the 0.575% management fee (based on the average daily total assets of the Fund) included in the Advisory Agreement and reminded the Trustees that, as part of the Advisory Agreement, the Adviser continues to pay, from its own assets, compensation to Merrill Lynch for their underwriting of the Fund’s initial public offering. Merrill Lynch continues to receive an annual fee of 0.15% of the Trust’s average daily total assets from the Adviser, which results in a net annual advisory fee to Adviser of 0.425%. He noted that, as a result, the total amounts of the gross and net fees received by Adviser for the year ended December 31, 2012, amounted to $5,085,588 and $3,758,913, respectively. Mr. Sorenson noted that the Trust’s successful Rights Offering in 2012 raised an additional $143 million of capital for the Trust, resulting in an increase in fees paid by the Trust to the Adviser when compared to previous years.

Mr. Sorenson then proceeded in reviewing with the Trustees the fee and expense report prepared by Lipper Analytical Services (“Lipper”), an independent provider of data, which compared the Fund to a peer group of publicly traded mutual funds selected by Lipper. Lipper’s report (the “Lipper Fee Report”) contained information comparing investment performance, expenses and other related measures of the Fund with other similar closed-end funds for the same periods.

Semi-Annual Report | April 30, 2013	29

Reaves Utility Income Fund	Additional Information
April 30, 2013 (Unaudited)

Mr. Cimino, as Vice President and Chief Operating Officer of W.H. Reaves, joined the presentation to review with the Trustees the Lipper Fee Report. He noted that the Lipper Peer Group (“Peer Group”) was materially consistent with prior year’s reports. The Peer Group was composed of one closed-end utility sector equity fund, four closed-end master limited partnership funds, and two closed-end global infrastructure industry funds. Mr. Cimino noted that the Fund’s Management Fee was, when compared to those of the Peer Group, the lowest Management Fee. He further noted that the Fund, when compared to the Lipper Closed-End Sector Fund Universe (“Fund Universe Group”), was the 3rd lowest of 19 funds.

Mr. Cimino continued by stating that, in terms of performance, the Fund, when compared against the Fund Universe Group, showed consistent relative performance over time. As an example, he noted that the Fund only trailed the Lipper Closed End Fund Sector Equity Index (the “Lipper Index”) once in the last five calendar years. He explained that the Lipper Index was an aggregate measure of the Fund Universe Group’s performance, and noted that the Fund trailed the performance of the Lipper Index in 2012.

Mr. Cimino added that the Fund had the lowest Actual Total Expenses - Common and Leveraged Assets (“Total Expenses”) - in the Peer Group. He further noted that the Fund, when compared to the Fund Universe Group, was the 3rd lowest of the 19 funds.

The non-interested Trustees, with the assistance of legal counsel, then met in executive session and discussed in more detail the information that had been presented relating to W.H. Reaves.

The Trustees of the Fund, meeting in person, along with the non-interested Trustees voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable to the Fund, and that the renewal of the Advisory Agreement is in the best interest of the Fund and its shareholders.

FUND PROXY VOTING POLICIES & PROCEDURES

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571, on the Fund’s website at http://www.utilityincomefund.com, and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

30	1-800-644-5571

Reaves Utility Income Fund	Additional Information
April 30, 2013 (Unaudited)

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2013				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2013
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Reaves Utility Income Fund	$0.6046	$0.1829	$0.0000	$0.7875	76.78%	23.22%	0.00%	100.00%

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

Semi-Annual Report | April 30, 2013	31

Reaves Utility Income Fund	Additional Information
April 30, 2013 (Unaudited)

ANNUAL MEETING OF STOCKHOLDERS:

On May 3, 2013, the Fund held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: Election of two (2) Trustees of the Fund.

Election of Jeremy W. Deems as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	23,592,765.571	97.304%
Withheld	653,917.887	2.696%
TOTAL	24,246,683.458	100.00%

Election of Jeremy O. May as Trustee of the Fund:

	Shares Voted	% Voted
Affirmative	23,687,007.300	97.692%
Withheld	559,676.158	2.308%
TOTAL	24,246,683.458	100.00%

32	1-800-644-5571

REAVES UTILITY INCOME FUND

1290 Broadway, Suite 1100

Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission	of Matters to a Vote of Security Holders.

There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls	and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of the filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	July 8, 2013

By:	/s/ Lauren E. Johnson
Lauren E. Johnson
Treasurer (Principal Financial Officer)

Date:	July 8, 2013